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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) December 4, 2003



                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

       0-15291                                            36-3312434
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(Commission File Number)                    (IRS Employer Identification Number)




2355 South Arlington Heights Road, Suite 400,
Arlington Heights, Illinois                                     60005
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(Address of principal executive offices)                      (Zip Code)

        Registrant's Telephone Number, Including Area Code (847) 228-5400

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On December 4, 2003, Arlington Hospitality, Inc. (the "Company") issued a press release announcing the completion of its 1-for-100 reverse stock split, immediately followed by a 100-for-1 forward split. A copy of the Company's press release is attached to this current report on Form 8-K as Exhibit 99.1.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated December 4, 2003 Announcing Completion of Reverse/Forward Stock Split.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  December 4, 2003

                                                Arlington Hospitality, Inc.
                                                (Registrant)

                                                By:  /s/ James B. Dale
                                                   ---------------------------
                                                     James B. Dale
                                                     Senior Vice President and
                                                     Chief Financial Officer